EXHIBIT 99.2


                       VOTING, PROXY AND OPTION AGREEMENT



         THIS VOTING, PROXY AND OPTION AGREEMENT (this "Agreement") is made and entered into as of November 24, 2004 by and between Aviel Faliks ("Shareholder") and Merge Technologies Incorporated, a Wisconsin corporation ("Merge").

         WHEREAS, concurrently herewith, Merge, ADI Acquisition Corp., a Nevada corporation ("Merger Sub"), AccuImage Diagnostics Corp., a Nevada corporation (together with its subsidiaries, the "Company"), and Shareholder have entered into a merger agreement (as amended from time to time, the "Merger Agreement") and, unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Merger Agreement; and

         WHEREAS, as of the date hereof, Shareholder is the record and beneficial owner of that number of shares of common stock of the Company set forth on the signature page hereof (such shares, together with any other shares of capital stock of the Company acquired by Shareholder after the date hereof, being collectively referred to herein as the "Shares; and

         WHEREAS, obtaining appropriate shareholder approval is a condition to the consummation of the transactions contemplated by the Merger Agreement; and

         WHEREAS, in the event the Merger Agreement is terminated in accordance with certain provisions of the Merger Agreement, Shareholder desires to grant Merge an option to purchase the Shares from Shareholder.

         WHEREAS, as an inducement to Merge to enter into the Merger Agreement, Merge and Shareholder have agreed to enter into this Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1.        NO SHOP

                           (a) GENERAL. Shareholder will not, and will not
permit any of his Affiliates, attorneys, representatives or agents (collectively, the "Representatives") to, directly or indirectly, (i) discuss, negotiate, undertake, authorize, recommend, propose or enter into, either as the proposed surviving, merged, acquiring or acquired corporation, any transaction involving a merger, consolidation, business combination or similar transaction involving the Company or any purchase or disposition of any amount of the assets of the Company outside the ordinary course of business or (ii) any purchase or disposition of any capital stock of the Company in each case other than the transactions contemplated by the Merger Agreement (an "Alternative Transaction"), (ii) facilitate, encourage, solicit or initiate discussions, negotiations or submissions of proposals or offers in respect of an Alternative Transaction, (iii) furnish or cause to be furnished, to any Person, any information concerning the business, operations, properties or assets of the

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Company in connection with an Alternative Transaction, or (iv) otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to do or seek any of the foregoing.

                           (b) NOTIFICATION. Shareholder shall notify Merge
orally and in writing promptly (but in no event later than twenty-four (24) hours) after receipt of any proposal or offer from any Person to effect an Alternative Transaction or any request for non-public information relating to the Company or for access to the properties, books or records of the Company by any Person other than Merge. Such notice shall indicate the identity of the Person making the proposal or offer, or intending to make a proposal or offer or requesting non-public information or access to the books and records of the Company, the material terms of any such proposal or offer, or modification or amendment to such proposal or offer and copies of any written proposals or offers or amendments or supplements thereto. The Shareholder shall keep Merge informed, on a current basis, of any material changes in the status and any material changes or modifications in the material terms of any such proposal, offer, indication or request.

                           (c) ONGOING DISCUSSIONS. Shareholder shall (and shall
cause his Representatives to) immediately cease and cause to be terminated any existing discussions or negotiations with any Persons conducted heretofore with respect to any of the foregoing. The Shareholder agrees not to (and to cause his Representatives not to) release any third party from the confidentiality and standstill provisions of any agreement relating to the Company.

         Section 2.        AGREEMENT TO VOTE; DISPOSITIONS; IRREVOCABLE PROXY;
                           OPTIONS.


                           (a) AGREEMENT TO VOTE. Shareholder hereby agrees to
vote the Shares or execute a written consent in respect thereof (i) for approval and adoption of the Merger Agreement (as amended from time to time) and the transactions contemplated by the Merger Agreement, as applicable, at any meeting or meetings of the shareholders of the Company at which the Merger Agreement or the transactions contemplated thereunder are submitted for the vote of such Shareholder or in any written consent in respect thereof, (ii) against any Alternative Transaction, without regard to any Board recommendation to shareholders concerning such Alternative Transaction, and without regard to the terms of such Alternative Transaction, (iii) against any agreement, amendment of any agreement (including the Company's Articles of Incorporation or By-Laws), or any other action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone, or discourage the transactions contemplated by the Merger Agreement, other than those specifically permitted by this Agreement or the Merger Agreement, or (iv) against any action, agreement, transaction or proposal that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company in the Merger Agreement. Any such vote shall be cast (or consent shall be given) by Shareholder in accordance with the procedures relating thereto so as to ensure

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that it is duly counted, including for purposes of determining that a quorum is present and for the purposes of recording such vote (or consent).

                           (b) RESTRICTIONS ON DISPOSITIONS. Shareholder hereby
agrees that, without the prior written consent of Merge, Shareholder shall not, directly or indirectly, sell, offer to sell, give, pledge, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of, or enter into any agreement, arrangement or understanding to sell, any Shares (collectively, "Transfer"), and as a condition to any such Transfer which is consented to by Merge, such transferee shall execute an agreement that is identical to this Agreement (except to reflect the change of the identity of the holder of Shares).

                           (c) IRREVOCABLE PROXY. Subject to the last two
sentences of this subsection (c), Shareholder hereby irrevocably appoints Merge or its designee as Shareholder's agent, attorney and proxy, to vote (or cause to be voted) the Shares owned by Shareholder in favor of approval of the Merger Agreement and the transactions contemplated by the Merger Agreement, as applicable. This proxy is irrevocable and coupled with an interest and is granted in consideration of the Company, Merge and Merger Sub entering into the Merger Agreement. In the event that the Shareholder fails for any reason to vote the Shares in accordance with the requirements of Section 2(a) hereof, then the proxyholder shall have the right to vote the Shares in accordance with the provisions of the first sentence of this subsection (c). The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of the Shares and a vote by Shareholder of the Shares.

                           (d) INCONSISTENT AGREEMENTS. Shareholder hereby
agrees that, he shall not enter into any agreement, contract or understanding with any Person prior to the termination of the Merger Agreement directly or indirectly to vote, grant a proxy or power of attorney or give instructions with respect to the voting of the Shares in any manner which is inconsistent with this Agreement.

         Section 3.        REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER.

Shareholder represents and warrants to Merge as follows: (i) Shareholder has all necessary power and authority to execute and deliver this Agreement and to perform his obligations hereunder; (ii) this Agreement has been duly executed and delivered by Shareholder; (iii) assuming the due authorization, execution and delivery of this Agreement by Merge, this Agreement constitutes the legal, valid and binding agreement of Shareholder, enforceable against Shareholder in accordance with its terms; (iv) the execution and delivery of this Agreement by Shareholder does not conflict with or violate any law or agreement binding upon him, nor require any consent, notification, regulatory filing or approval; (v) except for restrictions in favor of Merge pursuant to this Agreement, Shareholder owns, beneficially and of record, all of the Shares free and clear of any proxy, voting restriction, adverse claim or other lien and has sole voting power and sole power of disposition with respect to all of the Shares, with no restrictions on Shareholder's rights of voting or disposition pertaining thereto and no Person other than Shareholder has any right to direct or approve the voting or disposition of any of the Shares; and (vi) as of the date hereof,

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Shareholder does not own beneficially or of record any securities of the Company other than the shares of common stock and Options with an aggregate exercise price all as set forth on the signature page hereof.

         Section 4. REPRESENTATIONS AND WARRANTIES OF MERGE. Merge represents and warrants to Shareholder as follows: (i) Merge has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) this Agreement has been duly executed and delivered by Merge; (iii) assuming the due authorization, execution and delivery of this Agreement by Shareholder, this Agreement constitutes the legal, valid and binding agreement of Merge, enforceable against Merge in accordance with its terms; (iv) the execution and delivery of this Agreement by Merge does not conflict with or violate any law or agreement binding upon it, nor require any consent, notification, regulatory filing or approval; and (v) Merge has filed all reports and proxy and other statements with the Securities and Exchange Commission (the "SEC") which are required by the Exchange Act to be filed since January 1, 2004 (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "Merge SEC Documents").

         Section 5. FURTHER ASSURANCES. At the request of Merge, Shareholder shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of his obligations under this Agreement.

         Section 6. TERMINATION. Except for the provisions of Section 7 hereof, this Agreement shall terminate upon the termination of the Merger Agreement in accordance with its terms. The foregoing shall not relieve Shareholder of any liability for breach of this Agreement.

         Section 7. OPTION. In the event the Merger Agreement is terminated pursuant to Sections 9.1 (b), (d), (e) or (g) of the Merger Agreement, Shareholder hereby grants to Merge an option to purchase all, but not fewer than all, of the Shares, exercisable for a period of two years from the date of termination of the Merger Agreement, at an aggregate purchase price of 0.95x the Merger Consideration per Share (the "Option").

         Section 8.        MISCELLANEOUS.

                           (a) EXPENSES. Except as may be otherwise provided in
this Agreement or the Merger Agreement, each party shall bear his or its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

                           (b) NOTICES. All notices and other communications
under this Agreement shall be in writing and shall be deemed given (i) when delivered personally. (ii) on the third business day after being mailed by certified mail, return receipt requested. (iii) the next business day after delivery to a recognized overnight courier, or (iv) upon transmission and confirmation of receipt by a facsimile operator if sent by facsimile (and shall also be transmitted by facsimile to the Persons receiving copies thereof), to the parties at the following addresses or facsimile numbers (or to such other

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address and facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

                           If to the Shareholder:

                           24 Rozmus Ct.
                           Allendale, NJ  07401
                           Fax:  (212) 750-1525

                           With a copy (which shall not constitute notice) to:
                           Robert M. Donlon
                           Morris Manning & Martin LLP
                           201 S. College Street
                           Suite 2300
                           Charlotte, North Carolina 28244
                           Fax: (704) 554-5050

                           If to Merge:
                           Merge Technologies Incorporated
                           1126 S. 70th Street, Suite 107B
                           Milwaukee Wisconsin 53217
                           Attn: Richard A. Linden, CEO
                           Fax: (414) 977-4202

                           With copies (which shall not constitute notice)to:

                           Michael Best & Friedrich
                           Attn: Geoffrey Morgan, Esq.
                           100 East Wisconsin Avenue, Suite 3300
                           Milwaukee, Wisconsin  53202
                           Fax: (414) 277-0656

                           and

                           George S. Rosic, Esq.
                           Suite 800
                           1603 Orrington Avenue
                           Evanston, IL 60201
                           Fax: 847-328-1928

                           (c) AMENDMENTS, WAIVERS, ETC. This Agreement may not
be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by Merge and Shareholder.

                           (d) SUCCESSORS AND ASSIGNS. No party may assign any
of its or his rights or delegate any of its or his obligations under this Agreement without the prior written consent of the other party, except that

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Merge may, without the consent of Shareholder, assign any of its rights and delegate any of its obligations under this Agreement to any Affiliate of Merge. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation any corporate successor by Merger or otherwise. Notwithstanding any Transfer of Shares consistent with this Agreement, the transferor shall remain liable for the performance of all obligations of transferor under this Agreement.

                           (e) NO THIRD PARTY BENEFICIARIES. Nothing expressed
or referred to in this Agreement will be construed to give any Person, other than the parties to this Agreement, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, except to a successor or permitted assignee under Section 5(d).

                           (f) ENTIRE AGREEMENT. This Agreement embodies the
entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter other than the Merger Agreement and any other agreement, document or instrument expressly referenced therein.

                           (g) SEVERABILITY. The invalidity or unenforceability
of any provision of this Agreement shall not affect the validity or unenforceability of any other provisions of this Agreement.

                           (h) SPECIFIC PERFORMANCE; REMEDIES CUMULATIVE. The
parties hereto acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party, in addition to any other rights and remedies which the parties may have hereunder or at law or in equity, may, in his or its sole discretion, apply to a court of competent jurisdiction for specific performance or injunction or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, powers or remedies by such party.

                           (i) NO WAIVER. The failure of any party hereto to
exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with his or its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of his or its right to exercise any such or other right, power or remedy or to demand such compliance.

                           (j) GOVERNING LAW. This Agreement shall be governed
by and construed in accordance with the laws of the State of Wisconsin without giving effect to the principles of conflict of laws thereof.

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                           (k) JURISDICTION. Each of the parties hereto submits
to the exclusive jurisdiction of any state or federal court of the United States located in the State of Wisconsin with respect to any claim or cause of action arising out of this Agreement or the transactions contemplated hereby (and agrees that no such action, suit or proceeding relating to this Agreement or any transaction contemplated hereby shall be brought by him or it except in such courts). Each of the parties hereto, irrevocably and unconditionally, waives (and agrees not to plead or claim) any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in any state or federal court of the United States located in the State of Wisconsin, or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Shareholder also agrees that any final and unappealable judgment against such party in connection with any such action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.


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                           (l) WAIVER OF JURY TRIAL. The parties hereto hereby
waive, to the fullest extent permitted by applicable law, any right he or it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement.

                           (m) COUNTERPARTS. This Agreement may be executed by
facsimile and in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.



                                          Merge Technologies Incorporated


                                          By: /s/ RICHARD LINDEN
                                              ---------------------
                                          Name: Richard Linden
                                          Title: President and CEO


                                              /s/ AVIEL FALIKS
                                          -------------------------
                                          Shareholder

                                          Number of Shares Owned:  34,050,000